UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                ____________

                                  FORM 8-K

                               CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                          March 25 (March 19, 2009)
                                ____________

                      DIALYSIS CORPORATION OF AMERICA
          (Exact name of registrant as specified in its charter)

           Florida                        0-8527              59-1757642
(State or other jurisdiction           (Commission          (IRS Employer
       of incorporation)               File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                  21090
   (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code: (410) 694-0500

                                ____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b) On March 19, 2009, Alexander Bienenstock informed the Company that he would not be standing for re-election as a director of the Company at the 2009 annual meeting of stockholders, primarily to devote more time to family and retirement. Mr. Bienenstock will continue to serve on the Company's board of directors and the audit, compensation and nominating committees, of which he is a member, until the 2009 annual meeting scheduled for June 11, 2009.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DIALYSIS CORPORATION OF AMERICA

                                     /s/ Stephen W. Everett
                                  By______________________________
                                     STEPHEN W. EVERETT
                                     President and Chief Executive Officer

Dated:  March 25, 2009